Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill

6.  Goodwill

Goodwill is the excess of cost over the estimated fair value of net assets acquired. In the first quarter of 2012, the Company reorganized its business into two segments: Retail Products and Corporate Benefit Funding. See Note 14 for a discussion on the Company's new segments. As a result of the reorganization, the Company reallocated goodwill from the former segments to the new segments. Information regarding goodwill was as follows:

	December 31,
	2011	2010

	(In millions)

Retail Products	$236	$236
Corporate Benefit Funding	307	307
Corporate & Other	410	410
Total	$953	$953

The Company performed its annual goodwill impairment tests during the third quarter of 2011 based upon data at June 30, 2011 and concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. Such tests are described in more detail in Note 1.

Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.